UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 28, 2012

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On September 28, 2012, Lexmark Receivables Corporation (“LRC”), a wholly owned subsidiary of Lexmark International, Inc. (the “Company”), as Seller, Gotham Funding Corporation, as an Investor, Fifth Third Bank (“Fifth Third”), as an Investor Agent and a Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Program Agent, an Investor Agent and a Bank, and the Company, as Collection Agent and Originator, entered into a Tenth Amendment to the Amended and Restated Receivables Purchase Agreement, dated as of October 8, 2004, and as subsequently amended (the “RPA”).  The Tenth Amendment to the RPA extends the term of the revolving receivables facility thereunder for an additional 364 days to September 27, 2013.  The Tenth Amendment to the RPA also amends certain representations and warranties of LRC and the Company consistent with the extension of the term of the RPA.

On September 28, 2012, the Company, as Seller, and LRC, as Purchaser, also entered into a Tenth Amendment to the Purchase and Contribution Agreement, dated as of October 22, 2001, and as subsequently amended (the “PCA”).  The Tenth Amendment to the PCA amends certain representations and warranties of LRC and the Company to conform to changes made in the Ninth Amendment to the RPA.

As of the filing date of this Current Report, there were no secured borrowings under the RPA.

The foregoing summaries of the amendments to the RPA and PCA do not purport to be complete descriptions and are qualified in their entirety by reference to the Tenth Amendment to the RPA and the Tenth Amendment to the PCA, copies of which are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description of Exhibit
10.1
Amendment No. 10 to Receivables Purchase Agreement, dated as of September 28, 2012, by and among Lexmark Receivables Corporation, as Seller, Gotham Funding Corporation, as an Investor, Fifth Third Bank, as an Investor Agent and a Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Program Agent, an Investor Agent and a Bank, and the Company, as Collection Agent and Originator.

10.2	Amendment No. 10 to Purchase and Contribution Agreement, dated as of September 28, 2012, by and between the Company, as Seller, and Lexmark Receivables Corporation, as Purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

October 2, 2012	By:	/s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1
Amendment No. 10 to Receivables Purchase Agreement, dated as of September 28, 2012, by and among Lexmark Receivables Corporation, as Seller, Gotham Funding Corporation, as an Investor, Fifth Third Bank, as an Investor Agent and a Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Program Agent, an Investor Agent and a Bank, and the Company, as Collection Agent and Originator.

10.2	Amendment No. 10 to Purchase and Contribution Agreement, dated as of September 28, 2012, by and between the Company, as Seller, and Lexmark Receivables Corporation, as Purchaser.